Janus Henderson Forty Fund

Schedule of Investments (unaudited)

December 31, 2022

Shares		Value
Common Stocks– 98.0%
Aerospace & Defense – 1.7%
Howmet Aerospace Inc	6,221,261	$245,179,896
Automobiles – 0.4%
Rivian Automotive Inc - Class A*	2,941,451	54,210,942
Banks – 1.8%
JPMorgan Chase & Co	1,870,525	250,837,403
Biotechnology – 3.6%
AbbVie Inc	3,131,827	506,134,561
Capital Markets – 5.2%
Blackstone Group Inc	5,381,216	399,232,415
Charles Schwab Corp	3,947,114	328,636,712
		727,869,127
Chemicals – 2.4%
Sherwin-Williams Co	1,405,574	333,584,877
Equity Real Estate Investment Trusts (REITs) – 3.1%
American Tower Corp	2,063,671	437,209,338
Health Care Equipment & Supplies – 1.0%
DexCom Inc*	1,229,877	139,271,271
Health Care Providers & Services – 3.4%
UnitedHealth Group Inc	899,108	476,689,079
Hotels, Restaurants & Leisure – 3.5%
Booking Holdings Inc*	178,394	359,513,860
Caesars Entertainment Inc*	3,308,675	137,640,880
		497,154,740
Household Products – 1.3%
Procter & Gamble Co	1,184,856	179,576,775
Information Technology Services – 7.0%
Mastercard Inc	2,829,001	983,728,518
Interactive Media & Services – 6.3%
Alphabet Inc - Class C*	3,908,664	346,815,757
Match Group Inc*	1,661,802	68,948,165
Meta Platforms Inc - Class A*	3,854,228	463,817,798
		879,581,720
Internet & Direct Marketing Retail – 4.5%
Amazon.com Inc*	7,514,197	631,192,548
Life Sciences Tools & Services – 3.1%
Danaher Corp	1,618,802	429,662,427
Machinery – 4.0%
Deere & Co	1,326,255	568,645,094
Metals & Mining – 1.2%
Freeport-McMoRan Inc	4,296,175	163,254,650
Professional Services – 3.4%
CoStar Group Inc*	6,149,386	475,224,550
Semiconductor & Semiconductor Equipment – 11.4%
Advanced Micro Devices Inc*	6,599,801	427,469,111
Analog Devices Inc	870,365	142,765,971
ASML Holding NV	816,140	445,938,896
NVIDIA Corp	1,162,377	169,869,775
Texas Instruments Inc	2,491,639	411,668,596
		1,597,712,349
Software – 17.3%
Atlassian Corp - Class A*	1,785,900	229,809,612
Microsoft Corp	6,432,481	1,542,637,593
Workday Inc - Class A*	3,863,532	646,484,810
		2,418,932,015
Specialty Retail – 3.4%
TJX Cos Inc	6,057,843	482,204,303
Technology Hardware, Storage & Peripherals – 5.8%
Apple Inc	6,246,783	811,644,515
Textiles, Apparel & Luxury Goods – 3.2%
LVMH Moet Hennessy Louis Vuitton SE	370,226	268,910,506
NIKE Inc - Class B	1,579,209	184,783,245
		453,693,751
Total Common Stocks (cost $9,511,500,350)		13,743,194,449

Shares		Value
Investment Companies– 2.4%
Money Markets – 2.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº,£((cost $330,437,964)	330,413,532	$330,479,614
Total Investments (total cost $9,841,938,314) – 100.4%		14,073,674,063
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(58,192,364)
Net Assets – 100%		$14,015,481,699

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$13,358,824,661	94.9%
Netherlands	445,938,896	3.2
France	268,910,506	1.9

Total	$14,073,674,063	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/22
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	$4,771,379	$(13,151)	$33,041	$330,479,614
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	11,051∆	-	-	-
Total Affiliated Investments - 2.4%	$4,782,430	$(13,151)	$33,041	$330,479,614

	Value at 9/30/22	Purchases	Sales Proceeds	Value at 12/31/22
Investment Companies - 2.4%
Money Markets - 2.4%
Janus Henderson Cash Liquidity Fund LLC, 4.2633%ºº	572,169,354	849,022,310	(1,090,731,940)	330,479,614
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 4.1397%ºº	46,190,522	71,613,235	(117,803,757)	-

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Textiles, Apparel & Luxury Goods	$184,783,245	$268,910,506	$-
All Other	13,289,500,698	-	-
Investment Companies	-	330,479,614	-
Total Assets	$13,474,283,943	$599,390,120	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the Adviser-approved pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The valuation policies provide for the use of systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. The value of the securities of other mutual funds held by a Fund, if any, will be calculated using the NAV of such mutual funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70222 03-23